UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 12, 2013

Remy International, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13683	35-1909253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders of Remy International, Inc. (the “Company”) was held on June 12, 2013. The matters submitted to a vote were as follows:

Proposal No. 1
Each person nominated as a Class I director nominee was elected to serve for a three-year term expiring at the Company’s 2016 annual meeting of stockholders or until their respective successors have been elected and qualified. The Class I director nominees were elected with the following vote results:

	FOR	WITHHELD	BROKER NON-VOTES
Lawrence F. Hagenbuch	21,991,278	5,306,447	1,052,566
George P. Scanlon	21,721,525	5,576,200	1,052,666
J. Norman Stout	21,991,178	5,306,547	1,052,566

The term of office of Class II directors, Brent B. Bickett, Alan L. Stinson and Douglas K. Ammerman, continues until the Company's 2014 annual meeting of stockholders. The term of office of Class III directors, William P. Foley II and John H. Weber, continues until the Company's 2015 annual meeting of stockholders.

Proposal No. 2
Stockholders voted upon and provided their non-binding advisory vote on the 2012 compensation of the Company’s named executive officers with the following vote results:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
To provide a non-binding advisory vote on the 2012 compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement	26,824,622	472,191	912	1,052,566

Proposal No. 3
Stockholders voted upon and selected an annual frequency vote under a non-binding proposal on the frequency with which the Company will solicit future non-binding advisory votes on the compensation of the Company’s named executive officers with the following vote results:

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
To select on a non-binding advisory basis the frequency of the advisory vote on executive compensation	26,212,794	103,021	490,339	491,571	1,052,566

After taking into consideration the foregoing voting results, the Company will include a stockholder vote on the compensation of executives in its proxy materials on an annual basis until the next required vote on the frequency of stockholder votes on the compensation of executives.

Proposal No. 4
Stockholders voted upon and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 with the following vote results:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013	25,020,884	3,327,587	1,820	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Remy International, Inc.
Date: June 13, 2013
	By:	/s/ Fred Knechtel
		Name:	Fred Knechtel
		Title:	Senior Vice President and Chief Financial Officer